EXHIBIT 10.01
                                    AGREEMENT

      THIS AGREEMENT (the "Agreement") is made and entered into as of this the 30th day of October, 1996 by and among (a) Zeotech Industries, Inc. ("Zeotech"), Ed Hemsted ("Hemsted"), W.D. Groves ("Groves"), KJM Capital Corp. ("KJM"), Keith
J. McKenzie ("McKenzie"), and Kent E. Lovelace, Jr. ("Lovelace"), (b) LS Capital Corporation, a Delaware corporation ("LS Capital"), and (c) Griffin Gold Group, Inc., a Delaware corporation and a wholly-owned subsidiary of LS Capital prior to the consummation of the transactions provided for by this Agreement ("Griffin"). For purposes of this Agreement, in certain cases, Zeotech and Hemsted (acting separately or collectively) are referred to collectively as "Zeotech/Hemsted", and KJM and McKenzie (acting separately or collectively) are referred to collectively as "KJM/McKenzie."

                                    Recitals

      WHEREAS, Zeotech/Hemsted, Groves, KJM/McKenzie and Lovelace (such persons are referred to separately as a "Contributor" and collectively as the "Contributors") separately own certain mining claims, namely the Amanda Claims and that portion of the Barstow claims that are not committed, such claims being more fully described on Exhibit A hereto applicable to the Amanda Claims and Exhibit B hereto applicable to the Barstow Claim (such claims are referred to separately as a "Claim" and collectively as the "Claims");

      WHEREAS, the Contributors are willing to contribute the Claims to Griffin in exchange for shares of common stock in Griffin (the "Griffin Shares") and shares of common stock in LS Capital (the "LS Capital Shares"), all upon the terms, provisions and conditions set forth hereinafter; and

      WHEREAS, Griffin is willing to receive a contribution of the Claims in exchange for the issuance of Griffin Shares, all upon the terms, provisions and conditions set forth hereinafter, and LS Capital is willing for Griffin to receive a contribution of the Claims in exchange for the issuance of LS Capital Shares, all upon the terms, provisions and conditions set forth hereinafter;

                                    Agreement

      NOW, THEREFORE, in consideration of the mutual agreements contained herein, $10.00 and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by each of the parties hereto), each of the parties mentioned above hereby agrees as follows:

      1.    General Representations and Warranties.

      (a) Each of Zeotech, Hemsted, Groves, KJM, McKenzie, and Lovelace (referred to hereinafter separately as a "Representor" and collectively as the "Representors"), severally but not jointly, hereby represents and warrants to LS Capital and Griffin that such Representor has full right, power and authority to execute and deliver this Agreement and all other agreements, documents and instruments to be executed in connection herewith and perform such Representor's obligation hereunder and thereunder; each corporate Representor has been duly organized, is validly existing and is in good standing in the jurisdiction in which it was incorporated; the execution and delivery by a corporate Representor of this Agreement and all other agreements, documents and instruments to be executed by such Representor in connection herewith have been authorized by all necessary corporate action by such Representor; when this Agreement and all other agreements, documents and instruments to be executed by such Representor in connection herewith are executed by such Representor and delivered to LS Capital and Griffin, this Agreement and such other agreements, documents and instruments will constitute the valid and binding agreements of such Representor enforceable against such Representor in accordance with their respective terms; neither the execution and delivery of this Agreement or any other agreements, documents and instruments to be executed in connection herewith nor the consummation of the transactions contemplated hereby or thereby will (i) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any contract to which such Representor is a party or by which such Representor is bound or by which any of the assets of such Representor is bound or affected, (ii) violate any judgment against, or binding upon, such Representor or upon the assets of such Representor, (iii) result in the creation of any lien, charge or encumbrance upon any assets of such Representor pursuant to the terms of any such contract, or (iv) violate any provision in the charter documents, bylaws or any other agreement affecting the governance and control of any corporate Representor; there are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or threatened against, involving or affecting any of the assets of such Representor, this Agreement, or the transactions contemplated hereby, and there are no outstanding orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting any assets of such Representor, this Agreement, or the transactions contemplated hereby; no consent or approval from any person is required in connection with the execution and delivery of this Agreement other than board of director approval of each corporate Representor, which has already been obtained; and the representations and warranties made immediately above and elsewhere herein are material to LS Capital and Griffin and are being relied upon by LS Capital and Griffin in connection with their decisions to enter into the transactions provided for by this Agreement.

      (b) Each of LS Capital and Griffin, severally but not jointly, hereby represents and warrants to each Representor that it has full right, power and authority to execute and deliver this Agreement and all other agreements, documents and instruments to be executed by it in connection herewith and perform its obligation hereunder and thereunder; it has been duly organized, is validly existing and is in good standing in the jurisdiction in which it was incorporated; the execution and delivery by it of this Agreement and all other agreements, documents and instruments to be executed by it in connection herewith have been authorized by all necessary corporate action; when this Agreement and all other agreements, documents and instruments to be executed by it in connection herewith are executed by it and delivered to the Representors, this Agreement and such other agreements, documents and instruments will constitute the valid and binding agreements of it enforceable against it in accordance with their respective terms; neither the execution and delivery of this Agreement or any other agreements, documents and instruments to be executed in connection herewith nor the consummation of the transactions contemplated hereby or thereby will (i) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any contract to which it is a party or by which it is bound or by which any of the assets of it is bound or affected, (ii) violate any judgment against, or binding upon, it or upon its assets, (iii) result in the creation of any lien, charge or encumbrance upon any of its assets pursuant to the terms of any such contract, or (iv) violate any provision in the charter documents, bylaws or any other agreement affecting the governance and control of it; there are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or threatened against, involving or affecting any of its assets, this Agreement, or the transactions contemplated hereby, and there are no outstanding orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting any of its assets, this Agreement, or the transactions contemplated hereby; no consent or approval from any person is required in connection with the execution and delivery of this Agreement; the outstanding capital stock of Griffin consists of 5,000,000 Griffin Shares, all of which are owned by LS Capital; the Griffin Shares and the LS Capital Shares to be issued to the Contributors pursuant to this Agreement shall be duly authorized, validly issued, fully paid and non-assessable at the time that they are issued; and the representations and warranties made immediately above and elsewhere herein are material to each Representor and are being relied upon by each Representor in connection with such Representor's decision to enter into the transactions provided for by this Agreement.

      2. Contribution of Claims and Issuance of Griffin Shares.

      (a) Each Contributor agrees to contribute as soon as possible after the date of this Agreement, by means of customary assignment documents reasonably selected by LS Capital and Griffin and reasonably approved by the Contributors (the "Assignments"), full right, title and interest in and to each Claim held by such Contributor, free and clear of all liens, mortgages, security interests, encumbrances, claims and restrictions on the transfer thereof. Each Contributor hereby agrees that he will execute and deliver, or cause to be executed and delivered, from time to time after the date hereof, upon the request of LS Capital or Griffin, such other instruments of assignment, transfer and conveyance and will take such other action as LS Capital or Griffin may reasonably require to effectuate and/or evidence the contribution provided for herein. Each Contributor hereby represents and warrants to LS Capital and Griffin that the execution by such Contributor and delivery to Griffin of the Assignment respecting the Claims to be contributed to Griffin by such Contributor will vest in Griffin full right, title and interest in and to such Claims, free and clear of any and all encumbrances, security interests, liens, charges, claims, restrictions or limitations, whatsoever, by any person of any kind, including those on the transfer thereof, whether known or unknown.

      (b) In consideration of the contribution by the Contributors of the Claims to Griffin, each Contributor shall be issued Griffin Shares; provided, however, pending Griffin's receipt of the full amount of the Additional Capital Contribution (as defined herein) the stock certificates representing the Griffin Shares issued to the Contributors shall be held by Griffin and released to the Contributors only upon Griffin's receipt of the full amount of the Additional Capital Contribution. The number of Griffin Shares to issued to each Contributor is indicated in the table below.



                                           Number of Griffin Shares

            Zeotech/Hemsted                          1,250,000

            Groves                              1,250,000

            KJM/McKenzie                        1,375,000

            Lovelace                            1,125,000

      (c) (i) If any Contributor or LS Capital (referred to in this Section 2(c) as the "Transferring Stockholder") desires to dispose of its Griffin Shares now owned or hereafter acquired, the Transferring Stockholder shall first offer, in writing in the manner provided for in Section 10(g) hereof, to sell its Griffin Shares to Griffin, at a purchase price and on such terms as the Transferring Stockholder intends in good faith to sell to a bona fide third party. The written offer shall contain the identity of the proposed transferee and the purchase price and terms upon which the transfer is proposed to occur. Following the receipt of the written offer provided for hereinabove, Griffin shall have an option, exercisable for thirty (30) days, to purchase all or any portion of the Griffin Shares proposed to be sold at the price and on the terms set forth in the notice. If Griffin fails to exercise its option with respect to all of the Griffin Shares proposed to be transferred, then Griffin shall notify immediately each of its stockholders of its failure to fully exercise its option. The Griffin stockholders shall then have concurrent options, exercisable for fifteen
(15) days commencing on the date of Griffin's notice, to purchase all or any portion of the Griffin Shares not purchased by Griffin, on a basis proportionate to their respective stock ownership. If one or more of the Griffin stockholders elects to purchase such stockholders' full proportionate shares and one or more others do not, the Griffin stockholders who exercised their options to purchase their full proportionate shares shall have concurrent options to purchase all of the remaining Griffin Shares subject to the options, on a basis proportionate to their respective stock ownership, exercisable for a period of five (5) days from the expiration of the Griffin stockholders' initial concurrent options. The foregoing procedure shall be repeated until each Griffin stockholder has had an opportunity to purchase as many of the Griffin Shares subject to the options as such stockholder desires, subject to the right of the other Griffin stockholders to purchase their full proportionate shares. Notwithstanding anything else contained in this Section 2(c), neither Griffin nor the Griffin stockholders shall have any rights to purchase any Griffin Shares proposed to be transferred by the Transferring Stockholder unless Griffin and/or the Griffin stockholders, separately or collectively, exercise the options provided for in this Section 2(c) with respect to all, and not less than all, of the Griffin Shares proposed to be transferred.

            (ii) In the event that all of the Griffin Shares proposed to be sold by the Transferring Stockholder are not purchased in accordance with this
Section  2(c) before the  expiration  of the time  periods  established  in this
Section 2(c) therefor, all of the Griffin Shares may be sold to the transferee identified in the written notice to Griffin at a price no lower and upon terms no more favorable than the price and terms that the Griffin Shares could have been purchased pursuant to the options to which it was subject. Such sale shall be free and clear of the terms of this Section 2(c) during the three-month period beginning on the date that the last option period in this Section 2(c) terminates, but thereafter any Griffin Shares not so sold shall again be subject to the terms and conditions of this Section 2(c). Any attempted disposition in contravention of the provisions of this Section 2(c) shall be null and void and of no force and effect and, therefore, shall not preclude the exercise of the options provided for in this Section 2(c).

            (iii) The closing of the sale and purchase of any Griffin Shares pursuant to this Section 2(c) shall occur within fifteen (15) days after the last option exercised is exercised in accordance with this Section 2(c). At the closing, (a) the Transferring Stockholder shall deliver the appropriate stock certificates, properly endorsed or accom- panied by a properly prepared and executed stock power, and (b) the purchasers shall deliver the consideration required by this Section 2(c). Each of the parties hereby grants to the other the right of specific performance with respect to this Section 2(c) in recognition of the uniqueness of the subject matter hereof.

            (iv) All certificates representing Griffin Shares now owned or that may hereafter be acquired by a Contributor or LS Capital shall have a legend on the back thereof substantially as follows:

      SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AGREEMENT WHICH PROVIDES SIGNIFICANT RESTRICTIONS ON THE
TRANSFERABILITY OF THE SHARES REPRESENTED HEREBY.

      Such certificates shall state on the front thereof substantially as follows:

      SEE RESTRICTIONS ON TRANSFER HEREOF ON REVERSE SIDE.

            (v) The agreements contained in this Section 2(c) may be terminated by an instrument in writing signed by all Contributors and LS Capital. The agreements contained in this Section 2(c) shall automatically terminate whenever the Griffin Shares or any securities received with respect to the Griffin Shares becomes registered under the Act.

      3. Issuance of LS Capital Shares. In further consideration of the contribution by Zeotech/Hemsted, Groves and KJM/McKenzie of their respective Claims to Griffin, Zeotech/Hemsted, Groves and KJM/McKenzie shall be issued LS Capital Shares. The number of LS Capital Shares to issued to Zeotech/Hemsted, Groves and KJM/McKenzie is indicated in the table below.

                                           Number of LS Capital Shares

            Zeotech/Hemsted                          166,666

            Groves                              166,666

            KJM/McKenzie                        166,667

      4. Additional Capital Contribution. From time to time but on or before April 30, 1997, Zeotech/Hemsted, Groves and KJM/McKenzie shall make an additional capital contribution (the "Additional Capital Contribution") to Griffin in the aggregate amount of $500,000 for which Zeotech/Hemsted, Groves and KJM/McKenzie shall receive no additional Griffin Shares, LS Capital Shares or any other item. Each of Zeotech/Hemsted, Groves and KJM/McKenzie grants to LS Capital a pledge of and security interest in and agrees and acknowledges that LS Capital has and shall continue to have a pledge of and security interest each and every one of the Griffin Shares issued to them separately pursuant to
Section 2 above, to secure their obligations to make the Additional Capital Contribution on or before April 30, 1997; and if they fail to fulfill such obligations timely LS Capital shall have all rights and remedies of a secured party with respect to such Griffin Shares.

      5.    Securities Representations and Warranties.

      (a) Each Contributor (other than Lovelace), severally but not jointly, hereby represents and warrants to LS Capital and Griffin that such Contributor is not a "U.S. Person" as that term in defined in Regulation S under Securities Act of 1933 (the "Act"); at the time the buy order originated for any Griffin Shares or LS Capital Shares and the date of this Agreement, such Contributor was and will be outside of the United States of America (the "U.S."); such Contributor is acquiring the Griffin Shares and the LS Capital Shares for its own account and not on behalf of any U.S. Person, and a sale has not been prearranged with a U.S. Person or a purchaser in the U.S.; such Contributor agrees that all offers and sales of the Griffin Shares and the LS Capital Shares prior to the expiration of a period commencing on the date of the issuance thereof and ending 40 days thereafter shall only be made in compliance with the safe harbor contained in Regulation S, or pursuant to the registration thereof or an exemption from registration (and in all cases in accordance with Section 2(c) hereof), and that all offers and sales in the U.S. after expiration of the 40- day period shall be made only pursuant to the registration thereof or an exemption from registration (and in all cases in accordance with Section 2(c) hereof); all offering documents received by such Contributor have included statements, and all stock certificates that such Contributor shall receive representing Griffin Shares or LS Capital Shares shall feature legends, to the effect that the Griffin Shares and the LS Capital Shares have not been registered under the Act and may not be offered or sold in the U.S. or to U.S. Persons prior to the expiration of a period commencing on the date of the issuance thereof and ending 40 days thereafter and all offers and sales shall only be made in compliance with the safe harbor contained in Regulation S, or pursuant to the registration thereof or an exemption from registration; such Contributor has been furnished with LS Capital's most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K; such Contributor is familiar with the business and financial condition, properties, operations and prospects of LS Capital and Griffin, and has been given full access to all material information concerning the condition, properties, operations and prospects of LS Capital and Griffin; such Contributor has had an opportunity to ask such questions of, and to receive such information from, LS Capital and Griffin as such Contributor has desired and to obtain any additional information necessary to verify the accuracy of the information and data received; and such Contributor is satisfied that there is no material information concerning the condition, properties, operations and prospects of LS Capital and Griffin, of which such Contributor is unaware.

      (b) Lovelace hereby represents and warrants to LS Capital and Griffin that he is a director of LS Capital and that as such he is familiar with the business and financial condition, properties, operations and prospects of LS Capital and Griffin, he has been given full access to all material information concerning the condition, properties, operations and prospects of LS Capital and Griffin, he has had an opportunity to ask such questions of, and to receive such information from, LS Capital and Griffin as he has desired and to obtain any additional information necessary to verify the accuracy of the information and data received, and he is satisfied that there is no material information concerning the condition, properties, operations and prospects of LS Capital and Griffin, of which he is unaware; he has such knowledge, skill and experience in business, financial and investment matters so that he is capable of evaluating the merits and risks of an acquisition of the Griffin Shares; he has reviewed its or his financial condition and commitments and that, based on such review, he is satisfied that he (a) has adequate means of providing for contingencies,
(b) has no present or contemplated future need to dispose of all or any of the Griffin Shares to satisfy existing or contemplated undertakings, needs or indebtedness, (c) is capable of bearing the economic risk of the ownership of the Griffin Shares for the indefinite future, and (d) has assets or sources of income which, taken together, are more than sufficient so that he could bear the loss of the entire value of the Griffin Shares; he is acquiring the Griffin Shares solely for his own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Griffin Shares; he understands that the Griffin Shares have not been registered under the Act or any state securities laws and therefore the Griffin Shares are "restricted" under such laws; and he has not offered or sold any portion of the Griffin Shares and has no present intention of reselling or otherwise disposing of any portion of the Griffin

Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance.

      6. Securities Registration. Griffin may at the option of its Board of Directors register with the United States Securities and Exchange Commission (the "Commission") an in-kind dividend to the stockholders of LS Capital consisting of 1,000,000 Griffin Shares owned by LS Capital, which shares equal 10% of the total number of outstanding Griffin Shares. In the event of such registration, Griffin shall use its best efforts to qualify such Griffin Shares under the securities laws for each state for which an exemption is not available and qualification is required, unless the cost and expense of such qualification outweighs the benefit of qualification. In connection with any registration undertaken pursuant to this Section 6, each Contributor shall use reasonable efforts to cooperate with Griffin and LS Capital and will furnish to Griffin and LS Capital in writing such information, as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws pertaining to disclosure and otherwise, with respect to the Claims, the gold mining industry and the micro-fine leach recovery technology, know-how, trade secrets and inventions developed by Groves (as described in United States Patent No. 5,405,430 or any substitutes, revisions, continuations, continuations-in-part, renewals, reissues, re-examinations, extensions, and divisions thereof, or any other Letters Patent therefore in the United States or any countries foreign to the United States), as well as any subsequent improvements, modifications, variations, additions, substitutions, or enhancements of such technology, know-how, trade secrets and inventions. Moreover, each Contributor shall, upon the request of Griffin, review drafts of the registration statement to be filed the Commission and any and all amendments thereto and furnish Griffin with such Contributor's comments upon and approval of or reasons for declining to approve such portions of the drafts for which Griffin has requested comments and approval. Any such portions with respect to which a Contributor has not expressly disapproved in writing shall be deemed approved by such Contributor. Griffin shall pay all registration expenses in connection with any registration undertaken pursuant to this Section 6.

      7. Spin-Off. As soon as possible after the registration statement filed in connection with any registration undertaken pursuant to Section 6 above is declared effective, LS Capital shall declare and effect to its stockholders a pro-rata, in-kind dividend of the Griffin Shares registered. In this connection, LS Capital shall deliver to each of its stockholders receiving the registered Griffin Shares an unlegended stock certificate representing the Griffin Shares that such stockholder is to receive as well as a copy of the prospectus comprising part of the registration statement declared effective during the course of any registration undertaken pursuant to Section 6.

      8. Termination. If Zeotech/Hemsted, Groves and KJM/McKenzie fails to make the full $500,000 Additional Capital Contribution on or before April 30, 1997, this Agreement shall, except as hereafter provided, become null and void, the parties hereto shall be relieved of any further duties, obligations and responsibilities with respect to this Agreement, and the parties shall cooperate in good faith in unwinding all actions taken in reliance on this Agreement. Notwithstanding the preceding, the following actions shall occur upon the termination of this Agreement pursuant to the preceding:

      (a) Each Contributor shall deliver to LS Capital and Griffin (as the case may be) all stock certificates representing Griffin Shares and LS Capital Shares not theretofore sold, and such stock certificates shall be cancelled;

      (b) LS Capital may exercise the rights of a secured creditor to realize the portion of the Additional Capital Contribution not made in accordance with
Section 4 above;

      (c) Griffin shall reconvey to each Contributor each Claim contributed by such Contributor to Griffin, such reconveyance being by means of a document in substantially the form of the Assignment contributing such Claim to Griffin; and

      (d) The indemnification provisions of Section 9 shall remain in full force and effect for two years after the date of termination.

      9.    General Indemnification.

      (a) All representations and warranties made herein by a party hereto shall survive all transactions provided for or contemplated herein, including, without limitation, the contribution of the Claims to Griffin, the issuance and sale of the Griffin Shares and the LS Capital Shares, the Additional Capital Contribution, any registration of the Griffin Shares permitted in Section 6 hereof, any spin-off of the Griffin Shares provided for in Section 7 hereof, or the termination of this Agreement.

      (b) Each of Zeotech, Hemsted, Groves, KJM, McKenzie, and Lovelace, severally but not jointly, shall protect, indemnify and hold LS Capital and Griffin harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising from any breach of any agreement, representation or warranty made by such indemnifying party in this Agreement.

      (c) Each of LS Capital and Griffin, severally but not jointly, shall protect, indemnify and hold each of Zeotech, Hemsted, Groves, KJM, McKenzie, and Lovelace harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising from any breach of any agreement, representation or warranty made by it in this Agreement.

      10.   Securities Indemnification.

      (a) Each of Zeotech, Hemsted, Groves, KJM, McKenzie, and Lovelace, severally but not jointly, shall protect, indemnify and hold LS Capital and Griffin harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising out of or based upon (a) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the registration statement under which the Griffin Shares are registered pursuant to Section 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any material violation by the indemnifying party of any rule or regulation promulgated under the Act applicable to the indemnifying party and relating to action or inaction by the indemnifying party in connection with any such registration; provided, however, that the indemnifying party shall be liable in the case of (a) and (b) above only if and to the extent that the event giving rise to indemnification arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by the indemnifying party in writing specifically for use in the registration statement or prospectus or information contained in a writing that has been expressly approved or deemed approved by the indemnifying party.

      (b) Each of LS Capital and Griffin, severally but not jointly, shall protect, indemnify and hold each of Zeotech, Hemsted, Groves, KJM, McKenzie, and Lovelace harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising out of or based upon (a) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the registration statement under which the Griffin Shares are registered pursuant to Section 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any material violation by Griffin or LS Capital of any rule or regulation promulgated under Act applicable to Griffin or LS Capital and relating to action or inaction by Griffin in connection with any such registration; provided, however, that Griffin and LS Capital will not be liable in the case of (a) and (b) above if and to the extent that the event otherwise giving rise to indemnification arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by a person otherwise indemnified hereby in writing specifically for use in the registration statement or prospectus or information contained in a writing that has been expressly approved or deemed approved by the otherwise indemnified party.

      (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the threat or commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party hereunder, notify each such indemnifying party in writing thereof, but the omission so to notify an indemnifying party shall not relieve it from any liability which it may have to any indemnified party to the extent that the indemnifying party is not prejudice as a result thereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so elected; provided, however, that, if the defendants in any such action include both an indemnified party and an indemnifying party and the related indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be believed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party will be subject to any liability for any settlement made without consent which shall not be unreasonably withheld. No indemnifying party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

      11.   General.

      (a)  THIS   AGREEMENT  AND  ALL   QUESTIONS   RELATING  TO  ITS  VALIDITY,
INTERPRETATION, PERFORMANCE, AND ENFORCEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      (b) Mandatory venue for any controversy arising out of or relating to this Agreement or any modification or extension thereof, including any claims for breach, for damages, and/or for recision or reformation, shall be in a court of competent jurisdiction located in Harris County, Texas.

      (c) This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements, or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified or amended other than by an agreement in writing signed by all parties affected.

      (d) The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

      (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

      (f) The parties hereto hereby agree that time is of the essence for all purposes of this Agreement.

      (g) Any notices to be given hereunder by any party to the other parties may be effected either by personal delivery in writing, or by mail, registered or certified, postage prepaid with return receipt requested, addressed to the one or more parties to be notified at the addresses set forth beneath such parties' respective signatures below.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



      IN WITNESS WHEREOF, the parties hereto have signed their names hereto as of the first date written above.

ZEOTECH INDUSTRIES, INC.

By: /S/ Ed Hemsted                              /S/ Ed Hemsted
                                           Ed Hemsted
Name Printed: Ed Hemsted

Title: President

Address: 155 Harwood St #1003                     Address: 155 Harwood St #1003
        ---------------------------------                 ---------------------

 Vancouver B.C V6E 1S1                               Vancouver B.C V6E 1S1

KJM CAPITAL CORP.

By:/S/ K.J. McKenzie                            /S/ K.J. McKenzie
                                           Keith J. McKenzie
Name Printed: Keith J. McKenzie

Title: President

Address: 1400 355 Burrand St.                      Address: 1400 355 Burrand St.
        ------------------------------------             ---------------------

Vancouver, British Columbia                     Vancouver, British Columbia
CANADA V6C 2G8                                  CANADA V6C 2G8


 /S/Kent E. Lovelace, Jr.                       /S/W.D. Groves, PhD., P.Eng.
   Kent E. Lovelace, Jr.                          W.D. Groves, PhD., P.Eng.

Address: 3300 West Beach Blvd., Suite 202           Address: 901 Jervis St. #501
        ---------------------------------                   --------------------

Gulfport, Mississippi 39502                     Vancouver, British Columbia
                                           CANADA V6E 1S1

LS CAPITAL CORPORATION                               GRIFFIN GOLD GROUP, INC.

By: /S/ Paul J. Montle                          By: /S/Randall W. Heinrich
Name Printed: Paul J Montle                     Name Printed:Randall W. Heinrich
Title: President                                Title: Secretary

Address:  15915 Katy Freeway, Suite 250         Address: 3300 West Beach Blvd.,
                                                Suite 202
Houston, Texas 77094                            Gulfport, Mississippi 39502

                                   CERTIFICATE

      Each of the undersigned hereby certifies and acknowledges that the undersigned has signed and executed the foregoing agreement with multiple original signature pages at separate locations to be effective immediately upon signing and that the transmission of a telecopier facsimile of their respective signatures, each to the other, shall be sufficient to cause the mutual delivery of this executed agreement in order to bind the parties and make the agreement effective upon the date of signing. It is further certified, acknowledged and agreed that the original signature pages are to be circulated hereafter but that the failure of any party to obtain the original signature pages hereafter shall not affect the validity and effectiveness of this agreement which is effective from and after the execution by all parties and the transmission by telecopier facsimile of the signature of all parties, each to the other.

      IN WITNESS WHEREOF, the parties hereto have signed their names hereto as of the first date written above.

ZEOTECH INDUSTRIES, INC.

By: /S/ Ed Hemsted                              /S/ Ed Hemsted
                                           Ed Hemsted
Name Printed: Ed Hemsted

Title: President

KJM CAPITAL CORP.

By:/S/ K.J. McKenzie                            /S/ K.J. McKenzie
                                           Keith J. McKenzie
Name Printed: Keith J. McKenzie

Title: President


 /S/Kent E. Lovelace, Jr.                       /S/W.D. Groves, PhD., P.Eng.
 Kent E. Lovelace, Jr.                          W.D. Groves, PhD., P.Eng.

LS CAPITAL CORPORATION                               GRIFFIN GOLD GROUP, INC.

By: /S/ Paul J. Montle                          By: /S/Randall W. Heinrich

Name Printed: Paul J Montle                     Name Printed:Randall W. Heinrich
                                           Title: Secretary